                                                                   EXHIBIT 10.98

                      GLOBAL AMENDMENT NO.1 TO GUARANTIES
                      ------ --------- ------- ----------


          This Global Amendment (this "Amendment") is entered into as of September 11, 1998 among IMPAC GROUP, INC., a Delaware corporation (the "Company"), AGI INCORPORATED, an Illinois corporation ("AGI"), KLEARFOLD, INC.,
--------
a Pennsylvania corporation ("Klearfold", and together with AGI, each a "L/C
                             ---------                                  ---
Borrower" and collectively, the "L/C Borrowers"), KF-Delaware, Inc., a Delaware
--------                         -------------
Corporation ("KFD"), KF-International, Inc., a United States Virgin Island
              ---
corporation ("KFI" and together with KFD, each a "Subsidiary Guarantor" and
              ---                                 ---------- ---------
collectively, the "Subsidiary Guarantors"), and Bank of America National Trust &
                   ---------------------
Savings Association, as agent for the Lenders (the "Agent"). Unless otherwise
                                                    -----
specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Existing Credit Agreement (as defined below).


                                   RECITALS
                                   --------

          WHEREAS, the Company, the L/C Borrowers (the Company and the L/C Borrowers each a "Credit Party" and collectively the "Credit Parties"), the
                  ------------                        --------------
financial institutions from time to time party thereto and the Agent are party to that certain Credit Agreement, dated as of March 12, 1998 (as amended through the date hereof, the "Existing Credit Agreement");
                      -------------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, AGI and Klearfold issued a Guaranty - L/C Borrowers dated, as of March 12, 1998 (the "Guaranty L/C Borrowers");
                        ----------------------

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, KFI and KFI issued a Guaranty - Subsidiary Guarantors, dated as of March 12, 1998 (the "Guaranty Subsidiary Guarantors");
                           -------------------------------  -

          WHEREAS, in connection with the execution and delivery of the Existing Credit Agreement, IMPAC Group, Inc. issued a Guaranty - Company, dated as of March 12, 1998 (the "Guaranty - Company"); together with the Guaranty - L/C
                     ------------------
Borrowers and Guaranty - Subsidiary Guarantors (the "Guaranties");
                                                     ----------

          WHEREAS, the Company, the L/C Borrowers (the Company and the L/C Borrowers each a "Credit Party" and collectively the "Credit Parties"), the
                  ------------                        ----------------
financial institutions from time to time party thereto and the Agent are party to that certain Credit Agreement, dated as of March 12, 1998 (as amended through the date hereof, the "Existing Credit Agreement");
                      -------------------------

          WHEREAS, on July 7, 1998, the Credit Parties, the Agent and the Lenders entered into an Amended and Restated MultiCurrency Credit Agreement dated as of March 12, 1998 and amended and restated as of July 7, 1998 (the "Amended Credit Agreement"), amending and restating the Existing Credit
 ------------------------
Agreement upon the occurrence of the Initial Funding Date (as defined in the Amended Credit Agreement); and
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          WHEREAS, in connection with the execution and delivery of the Amended
Credit Agreement, the Credit Parties and the Agent entered into that certain Global Amendment No. 1 to Collateral Documents (the "Global Amendment") dated as
                                                     ----------------
of July 6, 1998;

          WHEREAS, as a condition to the Initial Funding Date under, and as defined in, the Amended Credit Agreement, the Credit Parties and the Subsidiary Guarantors are required to enter into this Amendment, which supersedes and replaces the Global Amendment as it previously applied to the Guaranties;

          NOW THEREFORE, in consideration of the benefits accruing to each Credit Party and each Subsidiary Guarantor, the receipt and sufficiency of which are hereby acknowledged, each Credit Party, each Subsidiary Guarantor and the Agent, for the benefit of itself and the Lenders, hereby agree as follows:

     1.  Amendment to Guaranties. Upon the "Effective Date" (as defined below):
         --------- -------------
(i) The definition of "Credit Agreement" as it appears in the first paragraph of each of the Guaranties shall be amended to mean "the Amended and Restated MultiCurrency Credit Agreement dated as of March 12, 1998 and amended and restated as of July 7, 1998, among the Company, AGI, Klearfold, the Lenders and the Agent, as amended by that certain First Amendment, and as such agreement may thereafter be amended, modified and restated".

     2.  Representations and Warranties. Each Credit Party and each Subsidiary
         ------------------------------
Guarantor hereby represents and warrants as to itself that:

          (a) The execution, delivery and performance by each such Person of this Amendment have been duly authorized by all necessary corporate action and that this Amendment constitutes the legal, valid and binding obligation of such Person, enforceable against such Person in accordance with their respective terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability;

          (b) Each of the representations and warranties contained in the Guaranties is true and correct in all material respects on and as of the date hereof as if made on the date hereof (except to the extent such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); and

          (c) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     3.  Effective Date. This Amendment shall become effective as of the date
         --------------
first written above upon the date of the execution and delivery hereof by the Credit Parties, the Subsidiary Guarantors and the Agent; provided however;
                                                         ----------------
notwithstanding anything herein to the contrary, in the event that the Offer is not consummated pursuant to the terms of the Amended Credit Agreement, then this Amendment shall be terminated and be of no further force and effect.

     4.  Reference to and Effect Upon the Guaranties.
         -------------------------------------------

          (a) Except as specifically amended above, each of the Guaranties and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under any Security Document or any other Loan Document, nor constitute a waiver of any provision of any Security Document or any other Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in any Security Document to "this Agreement", "hereunder", "hereof", "herein" or words of similar import shall mean and be a reference to such Security Document as amended hereby.

     5.  Costs and Expenses. Each Credit Party hereby affirms its obligation
         ------------------
under Section 11.04 of the Existing Credit Agreement to reimburse the Agent for
      -------------
all reasonable out-of-pocket costs and expenses incurred by the Agent in connection with the preparation and execution of this Amendment, including but not limited to the attorneys' fees and time charges of attorneys for the Agent with respect thereto.

     6.   GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND
          -------------
CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF ILLINOIS; PROVIDED
                                                                --------
THAT THE AGENT AND THE LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER
FEDERAL LAW.

     7.  Headings. Section headings in this Amendment are included herein for
         --------
convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     8.  Counterparts. This Amendment may be executed in any number of
         ------------
counterparts, each of which when so executed shall be deemed an original but all such counterparts shall constitute one and the same instrument.

     9.  Reaffirmation. Each Credit Party and each Subsidiary Guarantor
         -------------
acknowledges receipt of the Amended Credit Agreement and all other documents and agreements in connection therewith, and hereby agrees to any and all changes, modifications, extensions, credit increases and other amendments in the Amended Credit Agreement and to any obligations or liabilities being guaranteed.

                            [Signature Pages Follow]

                                      -3-
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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.



                               IMPAC GROUP, INC.



                               By: /s/ David C. Underwood
                                  ---------------------------

                               Title: Chief Financial Officer
                                     ------------------------


                               AGI INCORPORATED



                               By: /s/ David C. Underwood
                                  ---------------------------

                               Title: Chief Financial Officer
                                     ------------------------


                               KLEARFOLD, INC.



                               By: /s/ David C. Underwood
                                  ---------------------------

                               Title: Chief Financial Officer
                                     ------------------------


                               KF-INTERNATIONAL, INC.



                               By: /s/ David C. Underwood
                                  ---------------------------

                               Title: Chief Financial Officer
                                     ------------------------


                               KF-DELAWARE, INC.



                               By: /s/ David C. Underwood
                                  ---------------------------

                               Title: Chief Financial Officer
                                     ------------------------


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                               BANK OF AMERICA NATIONAL TRUST
                               & SAVINGS ASSOCIATION, as Agent



                               By: /s/ David A. Johanson
                                  ---------------------------

                               Title: Vice President
                                     ------------------------